SCHEDULE OF ACCOUNTS AND OTHER RECEIVABLES (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Credit Loss [Abstract]
Patient service fees	$ 744,859	$ 915,488	$ 657,717
Histology service fees	189,904	190,648	121,301
Medical director fees	11,600	5,194	3,103
Other receivables	17,381	27,874	29,553
Total accounts and other receivables, net	$ 963,744	$ 1,139,204	$ 811,674